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           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and the incorporation by reference therein and to the use of our report dated February 27, 2006 with respect to the consolidated financial statements of IDS Life Insurance Company (name subsequently changed to RiverSource Life Insurance Company) and to the use of our report dated March 31, 2006 with respect to the financial statements of American Enterprise Variable Annuity Account (name subsequently changed to RiverSource Variable Annuity Account) in the Initial Registration Statement on Form N-4 for the registration of the RiverSource Innovations(SM) Variable Annuity offered by RiverSource Life Insurance Company.

                                                 /s/ Ernst & Young LLP
                                                 ----------------------------
                                                     Ernst & Young LLP

Minneapolis, Minnesota
January 2, 2007